SUPPLEMENT DATED JANUARY 20, 2004
                              TO THE PROSPECTUS OF
                 FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
                                DATED MAY 1, 2003
             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

The management section on page FGC-5 of the prospectus is replaced with the following:

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The team responsible for the Fund's management is:

GRANT BOWERS, VICE PRESIDENT OF ADVISERS

Mr. Bowers has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1993.

CHRISTOPHER GRISANTI CFA, PORTFOLIO MANAGER OF ADVISERS

Mr. Grisanti has been a manager of the Fund since January 2004 and has been with Franklin Templeton Investments since 1998.

ALEX W. PETERS, CFA, VICE PRESIDENT OF ADVISERS

Mr. Peters has been a manager of the Fund since 1999, and has been with Franklin Templeton Investments since 1992.

The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2002, the Fund paid 0.57% of its average daily net assets to Advisers for its services.

               Please keep this supplement for future reference.


                                                                       FGC P0104